Summary Prospectus Supplement	August 1, 2016

Putnam Global Telecommunications Fund

Summary prospectus dated December 30, 2015

Effective September 1, 2016, the sub-section Annual fund operating expenses in the section Fees and expenses will be deleted in its entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

				Total		Total annual fund
		Distribution		annual fund	Expense	operating expenses
Share	Manage-	and service	Other	operating	reimburse-	after expense
class	ment fees	(12b-1) fees	expenses=	expenses	ment#	reimbursement

Class A	0.62%	0.25%	0.96%	1.83%	(0.53)%	1.30%

Class B	0.62%	1.00%	0.96%	2.58%	(0.53)%	2.05%

Class C	0.62%	1.00%	0.96%	2.58%	(0.53)%	2.05%

Class M	0.62%	0.75%	0.96%	2.33%	(0.53)%	1.80%

Class R	0.62%	0.50%	0.96%	2.08%	(0.53)%	1.55%

Class Y	0.62%	N/A	0.96%	1.58%	(0.53)%	1.05%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2016. This obligation may be modified or discontinued only with approval of the Board of Trustees.

= Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

Effective September 1, 2016, the sub-section Example in the section Fees and expenses will be deleted in its entirety and replaced with the following:

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$700	$1,069	$1,462	$2,558

Class B	$708	$1,052	$1,523	$2,692

Class B (no redemption)	$208	$752	$1,323	$2,692

Class C	$308	$752	$1,323	$2,875

Class C (no redemption)	$208	$752	$1,323	$2,875

Class M	$526	$1,003	$1,505	$2,883

Class R	$158	$601	$1,070	$2,368

Class Y	$107	$447	$810	$1,833

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